================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM  8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):  October 8, 1997




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


               DELAWARE                               1-4300                             41-0747868
     (State or Other Jurisdiction                  (Commission                        (I.R.S. Employer
          of Incorporation)                        File Number)                    Identification Number)


                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000

================================================================================

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         Apache Corporation ("Apache"), either directly or through its wholly-owned subsidiary, Apache Energy Limited ("AEL"), has entered into three share sale agreements (the "Agreements") with subsidiaries of Mobil Exploration & Producing Australia Pty Ltd ("MEPA") for the purchase of all of the capital stock of Ampolex (A.O.E.) Pty Limited, Ampolex (Western Australia) Inc. and Ampolex Varanus Pty Limited (together, the "Ampolex Companies") for a total of approximately $310 million in cash, subject to certain adjustments. Each of the Agreements is dated October 8, 1997, effective as of July 1, 1997. The Agreements are listed under Item 7 as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference. Apache issued a press release, dated October 8, 1997, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference.

         The consummation of the transactions represented by the Agreements, which are subject to certain conditions including U.S. and Australian government approvals, will increase (a) Apache's current 22.5-percent interest to 47.5 percent in the Harriet area, which includes the Varanus Island pipeline, processing and production complex and eight existing oil and gas fields, and (b) Apache's current 20-percent interest to 55 percent in the East Spar gas and condensate field, which produces through the Varanus Island facilities. The assets owned by the three companies being acquired by Apache are used in producing, gathering and processing oil and natural gas, and Apache intends to continue the use of such assets for the same purposes.

         Funds for the transaction will be obtained from one or more of Apache's existing global credit facility or commercial paper program, and/or a new bridge loan to AEL or a debt offering by AEL guaranteed by Apache.

         Other than the relationships mentioned above or provided for or contemplated by the Agreements, there are no other material relationships among MEPA, the Ampolex Companies and Apache or AEL or any of Apache's or AEL's affiliates, officers or directors, or any associate of any officer of Apache or AEL.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.               DESCRIPTION
-----------               -----------
 2.1*                     Share Sale Agreement, Ampolex (A.O.E.) Pty Limited, between Ampolex Limited, as seller, and
                          Apache Energy Limited, as buyer, dated October 8, 1997.

 2.2*                     Share Sale Agreement, Ampolex (Western Australia) Inc., between Ampolex (PNG Holdings) Inc., as seller, and Apache Corporation, as buyer, dated October 8, 1997.

 2.3*                     Share Sale Agreement, Ampolex Varanus Pty Limited, between Ampolex Limited, as seller, and
                          Apache Energy Limited, as buyer, dated October 8, 1997.

99.1*                     Press Release, dated October 8, 1997, "Apache to Acquire Australian Properties and Facilities
                          from Mobil for $310 Million".

--------------
*filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APACHE CORPORATION


Date:  October 23, 1997                      /s/ Z. S. Kobiashvili
                                             ----------------------------------
                                             Z. S. Kobiashvili
                                             Vice President and General Counsel

                                EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION
-----------               -----------
 2.1*                     Share Sale Agreement, Ampolex (A.O.E.) Pty Limited, between Ampolex Limited, as seller, and
                          Apache Energy Limited, as buyer, dated October 8, 1997.

 2.2*                     Share Sale Agreement, Ampolex (Western Australia) Inc., between Ampolex (PNG Holdings) Inc., as seller, and Apache Corporation, as buyer, dated October 8, 1997.

 2.3*                     Share Sale Agreement, Ampolex Varanus Pty Limited, between Ampolex Limited, as seller, and
                          Apache Energy Limited, as buyer, dated October 8, 1997.

99.1*                     Press Release, dated October 8, 1997, "Apache to Acquire Australian Properties and Facilities
                          from Mobil for $310 Million".

--------------
*filed herewith